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MONOPOLY

Scientific Games

Third Quarter 2012
Earnings Presentation

SCIENTIFIC GAMES

Safe Harbor Statement

Throughout this presentation we make "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements describe future expectations, plans, results or strategies and can often be identified by the use of terminology such as "may," "will," "estimate," "intend," "continue," "believe," "expect," "anticipate," "could," "potential," "opportunity," or similar terminology. These statements are based upon management's current expectations, assumptions and estimates and are not guarantees of future results or performance. Actual results may differ materially from those contemplated in these statements due to a variety of risks and uncertainties and other factors, including, among other things: competition; material adverse changes in economic and industry conditions; technological change; retention and renewal of existing contracts and entry into new or revised contracts; availability and adequacy of cash flows to satisfy obligations and indebtedness or future needs; protection of intellectual property; security and integrity of software and systems; laws and government regulation, including those relating to gaming licenses, permits and operations; inability to identify, complete and integrate future acquisitions; inability to benefit from, and risks associated with, strategic equity investments and relationships; failure of Northstar to meet the net income targets or otherwise realize the anticipated benefits under its private management agreement with the Illinois Lottery; seasonality; inability to identify and capitalize on trends and changes in the lottery and gaming industries, including the potential expansion of regulated gaming via the internet; inability to enhance and develop successful gaming concepts; dependence on suppliers and manufacturers; liability for product defects; fluctuations in foreign currency exchange rates and other factors associated with international operations; influence of certain stockholders; dependence on key personnel; failure to perform on contracts; resolution of pending or future litigation; labor matters; and stock price volatility. Additional information regarding risks and uncertainties and other factors that could cause actual results to differ materially from those contemplated in forward-looking statements is included from time to time in the Company's filings with the Securities and Exchange Commission, including under the heading "Risk Factors" in our periodic reports.

The date of this presentation is as of November 6, 2012, and the information provided herein is presented through the dates indicated on the applicable slides. Forward-looking statements speak only as of the date they are made and, except for Scientific Games' ongoing obligations under the U.S. federal securities laws, Scientific Games undertakes no obligation to publicly update any forward-looking statements whether as a result of new information, future events or otherwise.

Note Regarding Presentation of Non-GAAP Financial Measures:

This presentation and the related discussion include certain financial measures that were not prepared in accordance with generally accepted accounting principles in the United States (GAAP). Additional information regarding these non-GAAP financial measures, including reconciliations to the most directly comparable GAAP financial measures, can be found in this presentation or in Scientific Games' press release dated November 6, 2012. This press release is available on Scientific Games' website at www.scientificgames.com in the "Investor Information – Press Releases" section.

Summary of Q3 Results

($ in millions, except per share amounts)

	Third Quarter 2012	Third Quarter 2011	$ Δ	% Δ	FX Impact $ Δ
Revenue	$ 227.5	$ 222.7	$ 4.7	2.1%	$ (5.0)
Printed Products			(2.3)	(1.8%)	(1.4)
Lottery Systems			2.3	3.8%	(2.1)
Gaming			4.7	14.2%	(1.5)
Operating Income	13.2	21.4	(8.2)	(38.2%)	
Printed Products			(4.5)	(12.8%)	
Lottery Systems			1.6	21.7%	
Gaming			(11.0)	*NM*	
(Increase) / Decrease in Unallocated Corporate Expense			5.7	23.7%	
Net Loss	(27.1)	(4.1)	(23.0)	*NM*	
Net Loss per share	(0.30)	(0.04)	(0.26)	*NM*	
Attributable EBITDA[1]	82.5	81.7	0.8	1.0%	
Total Capital Expenditures[2]	29.7	24.2	5.5	22.6%	
Free Cash Flow[2]	(5.1)	30.8	(35.9)	*NM*	

(1) Attributable EBITDA, as used herein, is based on the definition of "consolidated EBITDA" in our credit agreement (summarized in our November 6, 2012 press release), except that attributable EBITDA as used herein includes our share of the EBITDA of all of our equity investments (whereas "consolidated EBITDA" for purposes of the credit agreement generally includes our share of the EBITDA of our Italian joint venture but only the income of our other equity investments to the extent it has been distributed to us). Attributable EBITDA is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net income (loss) in our November 6, 2012 press release.

(2) Free cash flow, as included herein, represents net cash provided by operating activities less total capital expenditures (which includes lottery and gaming systems expenditures and other intangible assets and software expenditures). Free cash flow is a non-GAAP financial measure that is presented herein as a supplemental disclosure and is reconciled to net cash provided by operating activities in our November 6, 2012 press release.

Q3'12 Key Performance Indicators

U.S. Lottery Customers' Retail Sales Y/Y Δ


5.6%
0.5%
8.5%
2.7%
12.2%
15.8%
10.0%
3.8%
8.9%
8.5%
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12
Instant Tickets
Lottery Systems

China Sports Lottery Instant Ticket Retail Sales Y/Y Δ


24.1%
15.7%
0.7%
(7.5%)
(17.6%)
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

Italy Instant Ticket Retail Sales Y/Y Δ


10.8%
0.0%
(4.0%)
(7.8%)
(6.3%)
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12

Global Draw U.K. Betting Shop Performance Y/Y Δ


Terminals
20,048
20,319
20,469
18,284
18,405
5.9%
65.4%
8.3%
71.0%
5.8%
61.5%
6.3%
8.3%
6.5%
8.1%
Q3'11
Q4'11
Q1'12
Q2'12
Q3'12 (3)
Global Draw U.K. Gross Win/Terminal/Day(1)
Global Draw U.K. Gross Win(2)

(1) Represents the average amount bet less player winnings, excluding taxes and other fees, per installed Global Draw terminal per day.
(2) Represents the amount bet less player winnings, excluding taxes and other fees.
(3) Percentage increases for Q3'12 are calculated excluding William Hill's results in the prior-year period.

Printed Products

($ in millions)

Revenue	
Q3'11 Revenue	**$129.6**
U.S. and Int'l Percentage of Sales & Cooperative Services Customers	5.2
U.S. Price Per Thousand Ticket Customers	3.4
Licensed Properties	(6.2)
Int'l Price Per Thousand Ticket Customers (Incl. Italy)	(3.2)
Foreign Exchange Impact	(1.4)
Q3'12 Revenue	**$127.4**

Operating Income	
Q3'11 Operating Income	**$34.7**
Impact of Change in Revenue	(3.5)
+/- Selling, General & Administrative Expense	1.6
+/- Stock-Based Compensation	(0.0)
+/- Depreciation & Amortization	(2.2)
+/- Employee Termination & Restructuring Costs	(0.3)
Q3'12 Operating Income	**$30.3**

- **Licensed properties' sales were negatively impacted by challenging comparisons from the launch of the Wheel of Fortune® multi-state game in 2011 compared to the timing of the Las Vegas Game Show multi-state game in 2012, which launched later during the year**
- **Results in Italy showing signs of stabilization in September and October**
- **Increase in depreciation and amortization and employee termination and restructuring costs primarily resulted from closing our printing facility in Australia**

Lottery Systems

($ in millions)

Revenue	
Q3'11 Revenue	**$59.6**
U.S. and International Equipment Sales	3.7
U.S. Service Revenue	2.7
China	(1.9)
Foreign Exchange Impact and Other	(2.2)
Q3'12 Revenue	**$61.9**

Operating Income	
Q3'11 Operating Income	**$7.3**
Impact of Change in Revenue	1.1
+/- Selling, General & Administrative Expense	0.5
+/- Stock-Based Compensation	(0.1)
+/- Depreciation & Amortization	0.1
Q3'12 Operating Income	**$8.9**

- **Service revenue was essentially flat as strength in the U.S. driven by a large Powerball® jackpot and higher instant ticket validation revenue was in large part offset by lower results in China**

Gaming

($ in millions)

Revenue	
Q3'11 Revenue	**$33.5**
Acquisition of Barcrest	6.7
U.K. Betting Shops	1.7
Exit of Austrian OTC Business in Q4'11	(1.7)
Foreign Exchange Impact and Other	(1.9)
Q3'12 Revenue	**$38.3**

Operating Income	
Q3'11 Operating Income	**$3.2**
Impact of Change in Revenue	3.0
+/- Selling, General & Administrative Expense	(4.3)
+/- Stock-Based Compensation	(0.1)
+/- Depreciation & Amortization	(9.0)
+/- Employee Termination & Restructuring Costs	(0.5)
Q3'12 Operating Loss	**($7.7)**

- **Global Draw's growth continued despite the loss of ~1,900 William Hill terminals in early Q2 resulting from loss of contract; total gross win increased 8.1% YoY, excluding William Hill terminals in prior-year period**
- **Increase in depreciation and amortization principally reflects accelerated depreciation related to a write-down of gaming terminals and incremental D&A due to the acquisition of Barcrest**
- **Increase in selling, general and administrative expense is primarily due to the acquisition of Barcrest**

Earnings Analysis

($ in millions, except for EPS)

	Description	Segment	Income Statement Line Impacted	Impact on Attributable EBITDA Third Quarter 2012	Impact on Attributable EBITDA Third Quarter 2011	Impact on Reported EPS Third Quarter 2012	Impact on Reported EPS Third Quarter 2011
Credit Agreement Adjustments							
Debt-related fees and charges	Write-off of deferred financing costs, debt discount, issuance costs and other fees associated with credit agreement amendment in Q3'11; Write-off of deferred financing costs in connection with debt refinancing in Q3'12	Corporate	Other Income/Expense	$ 15.5	$ 4.2	($0.17)	($0.05)
Non-recurring write-offs under GAAP	Non-recurring write-offs under GAAP	Corporate	SG&A	$ -	$ 0.3	-	($0.00)
Playtech royalties and fees	Royalty fees related to Videobet platform	Gaming	Cost of Services	$ 1.8	$ 0.5	($0.02)	($0.00)
Acquisition Advisory Fees	Fees and expenses primarily related to acquisitions	All	SG&A	$ 0.5	$ 1.6	($0.00)	($0.02)
Specified permitted add-backs	Management transition expenses, transaction expenses and restructuring expenses in Q3'11; Transaction expenses and restructuring expenses in Q3'12	All	SG&A and Restructuring	$ 2.3	$ 3.3	($0.02)	($0.03)
Non-cash stock-based compensation expenses	Non-cash compensation expense related to issuance of stock options and restricted stock units	All	SG&A	$ 5.9	$ 5.6	($0.06)	($0.06)
Not Credit Agreement Adjustments							
Non-cash charge	Write-down of gaming terminals	Gaming	Depreciation	$ 6.7	$ -	($0.06)	-
Non-cash charge	Increase in accounts receivable reserves	Gaming	SG&A	$ 2.4	$ -	($0.02)	-
Non-cash charge	Accelerated depreciation of equipment related to closing of Australia printing facility	Printed Products	Depreciation	$ 1.9	$ -	($0.01)	-
Non-cash charge	Impact of foreign exchange transaction loss / (gain)	All	Other Income/Expense	$ (0.0)	$ 1.5	$0.00	($0.02)
Non-cash charge	Expense related to customer claim in Q3'11	Printed Products	SG&A	$ -	$ 1.4	-	($0.01)